UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2024

AROGO CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41179	87-1118179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Avenue, Penthouse 5, Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 442-1482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	AOGOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	AOGO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AOGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on August 6, 2024 (the “Original Form 8-K”) by Arogo Capital Acquisition Corp., a Delaware corporation (the “Company”), on July 31, 2024, the Company received a written notice (“Notice”) from the staff (the “Staff”) of the Listing Qualifications of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless the Company timely requests a hearing before the Nasdaq Hearing Panel (the “Panel”), the Company’s securities would be subject to suspension and delisting from the Nasdaq Global Market at the opening of business on August 7, 2024 due to the Company’s non-compliance with: (a) Nasdaq Listing Rule 5450(b)(2)(A), requiring the Company to maintain a Market Value of Listed Securities of at least $50 million, and (b) Nasdaq Listing Rule 5450(a)(2), which requires the Company to have at least 400 total holders, as additional basis for delisting the Company’s securities from Nasdaq.

In addition to the matters disclosed in the Original Form 8-K, the Staff’s Notice advised the Company that the Company was not in compliance with Nasdaq Listing Rule 5450(b)(2)(B), requiring the Company to have a minimum of 1,100,000 publicly held shares.

As disclosed in the Original Form 8-K, the Company paid the required $20,000 fee and on August 6, 2024, submitted its timely request for a hearing before the Panel to request additional time to regain compliance with Nasdaq’s listing requirements and to complete a business combination. The Company continues to work to regain compliance with Nasdaq’s Listing Rules. There can be no assurance that the Company will be able to satisfy Nasdaq’s continued listing requirements, regain compliance with Nasdaq Listing Rule 5450(b)(2)(A), Nasdaq Listing Rule 5450(a)(2), and Nasdaq Listing Rule 5450(b)(2)(B), or maintain compliance with other Nasdaq listing requirements.

Additional Information and Where to Find It

In connection with the previously announced proposed business combination transaction, the Company intends to file a registration statement on Form F-4, which will include a proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”). The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about the Company, Ayurcann Holding Corp. and the proposed business combination transaction. Promptly after the Form F-4 is declared effective by the SEC, the Company will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and security holders of the Company and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety, when they become available, because they will contain important information about the proposed business combination and the parties to the business combination. The preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when available, and other reports and filings made with the SEC by the Company are available free of charge through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Arogo Capital Acquisition Corp., 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include those that express a belief, expectation or intention, as well as those that are not statements of historical fact. Forward-looking statements include information regarding our future plans and goals, as well as our expectations with respect to, without limitation: our ability to consummate the proposed business combination; availability and terms of capital; our ability to regain compliance with Nasdaq’s listing requirements; and our success in appealing any delisting determination.

Forward-looking statements may be accompanied by words such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “future,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “pursue,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not assurances of future performance and involve risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to regain compliance with the Nasdaq listing requirements; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Although the Company believes that the expectations and assumptions reflected in its forward-looking statements are reasonable, it cannot guarantee future results. These forward-looking statements speak only as of the date they were made and, except as otherwise required by law, the Company undertakes no obligation to update, amend or ratify any forward-looking statements because of new information, future events or other factors.

Participants in the Solicitation

The Company and Ayurcann Holdings Corp. and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of the Company with respect to the proposed business combination. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on May 10, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination, when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully, when it becomes available, before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROGO CAPITAL ACQUISITION CORP.

	By:	/s/ Suradech Taweesaengsakulthai
		Name:	Suradech Taweesaengsakulthai
		Title:	Chief Executive Officer

Dated: August 21, 2024

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